UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2024
Crown Electrokinetics Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-39924	47-5423944
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
1110 NE Circle Blvd.
Corvallis, Oregon 97330
(Address of principal executive offices and zip code)
(458) 212-2500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	CRKN	NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On August 13, 2024, Crown Electrokinetics Corp., a Delaware corporation (the “Company”), approved the dismissal of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm. The termination of the engagement of Marcum was approved by the Company’s audit committee. Marcum had served as the Company’s independent registered public accounting firm since 2017.

The reports of Marcum on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2023 and 2022 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, with the exception of providing a qualification as to the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years and the subsequent interim period through August 13, 2024, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. During the Company’s two most recent fiscal years and the subsequent interim period through August 13, 2024, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K, except for the material weakness described in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

The Company provided Marcum with a copy of the foregoing disclosure and requested Marcum to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter furnished by Marcum, when received, will be filed as an exhibit to an amendment to this Current Report on Form 8-K

On August 13, 2024, the Company’s audit committee approved the engagement of BPM LLP (“BPM”) as the Company’s new independent registered public accounting firm.

During the Company’s two most recent fiscal years and the subsequent interim period through August 13, 2024, neither the Company nor anyone on its behalf consulted with BPM regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided that BPM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).
Item 9.01. Financial Statements and Exhibits
(d)Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 19, 2024

CROWN ELECTROKINETICS CORP.

By:	/s/ Doug Croxall
	Name:	Doug Croxall
	Title:	Chief Executive Officer